EXHIBIT NO. 10.2


   CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                                                  EXECUTION COPY
                                AMENDMENT NO. 5

                                       TO

                                    AGREEMENT

                                 BY AND BETWEEN

                  BAYER AG AND MILLENNIUM PHARMACEUTICALS, INC.

         This is Amendment No. 5 ("Amendment No. 5") dated as of September 7, 2001 (the "Amendment Effective Date"), to the Agreement, dated as of September 22, 1998 (as amended, the "Agreement"), by and between Bayer AG, located at D 51368 Leverkusen, Germany and Millennium Pharmaceuticals, Inc., located at 75 Sidney Street, Cambridge, Massachusetts 02139. The Agreement has previously been amended by Amendment No. 2 dated as of December 1, 1999, Amendment No. 3 dated as of September 18, 2000 and Amendment No. 4 dated as of December 1, 2000. The Parties acknowledge that there is no Amendment No. 1 to this Agreement.

                                  INTRODUCTION

1. The Parties have determined that it is in their mutual best interests to amend the Agreement in the manner set forth below.

2. Bayer and Millennium acknowledge that the purpose of the following modifications to the Agreement is to effect changes which [**] that [**] under
Section 2.12(c) of the Agreement. Notwithstanding the foregoing, Bayer and Millennium also acknowledge that it is not their intent to alter the legal standard imposed on Millennium in Article II of the Agreement.

    Accordingly, in accordance with Section 11.5 of the Agreement, the Parties agree to amend the Agreement as follows:

    1. USE OF TERMS. Capitalized terms used herein and not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

    2.   ARTICLE I - DEFINITIONS.


    (a) SECTION 1.3. Section 1.3 of the Agreement is hereby amended by deleting Section 1.3 in its entirety and by substituting the following in its place:

         "Section 1.3 "ADDITIONAL BAYER FOCUS AREAS" means any of the following diseases and/or conditions: [**]."

    (b) SECTION 1.12. Section 1.12 of the Agreement is hereby amended by deleting Section 1.12 in its entirety and by substituting the following in it place.

         "Section 1.12 "CFA" or "COLLABORATIVE FOCUS AREA" means one or more of the following human diseases and/or conditions:

         (a) hematological diseases and/or conditions (not including diseases and/or conditions excluded under subsections (b) and (c) below);

         (b) oncology, including, but not limited to, lung cancer, breast cancer, ovarian cancer and colon cancer, but excluding prostate cancer;

         (c) cardiovascular diseases and/or conditions, including, but not limited to, arrhythmia, abnormal hemodynamics and hypertension. The following diseases and/or conditions shall be included in this CFA as of the effective dates specified below:

              (i)  atherosclerosis (effective as of June 9, 1999), and

              (ii) thrombosis and excessive clotting (effective as of June 30, 2000).

         The following diseases and/or conditions shall not be included within this CFA: (x) Restenosis (defined for purposes of this Agreement as restenosis occurring following arterial or venous mechanical or surgical intervention), and (y) cardiomyopathy of any origin.

         (d) pain (including all therapies for relieving pain as distinct from curing or treating the underlying diseases or conditions that cause pain);

         (e) viral diseases, PROVIDED THAT effective as of October 31, 2000, the only viral disease covered by this subsection (e) shall be human immunodeficiency virus (HIV), subject to the provisions of Section 9(b) of Amendment No. 5; and

         (f) effective as of the Amendment Effective Date, urology, consisting of Urinary Incontinence and Benign Prostatic Hypertrophy (BPH). Urinary Incontinence includes overactive/oversensitive bladder, overflow urinary incontinence, stress urinary incontinence caused by dysfunction of the bladder, urethra or central/peripheral nervous system regulating their functions, and all therapies for relieving urinary incontinence. Urinary Incontinence specifically excludes cystitis.

    Effective as of June 30, 2000, osteoporosis and liver fibrosis shall cease to constitute CFAs, subject to the provisions of Section 9(a) of Amendment No. 5.

    (c) SECTION 1.19. Section 1.19 of the Agreement is hereby amended by deleting the word "and" in the last line thereof, changing the final period to a semi-colon and adding the following at the end of such section:

                                      -2-
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         "and (e) whether New Scientific Data has been presented by Bayer pursuant to Section 2.7(e) of this Agreement.

    (d) SECTION 1.52. Section 1.52 of the Agreement is hereby amended by deleting subsection (c) in its entirety and by substituting the following in its place:

         "(c) is either (i) [**], or (ii) [**], or (iii) [**], or (iv) a
         Druggable Target that is otherwise [**] as a Qualified Target;"

    (e) SECTION 1.57. Section 1.57 of the Agreement is hereby amended by deleting Section 1.57 in its entirety and by substituting the following in its place:

         "SECTION 1.57 "[**] AREAS" means any of the following human diseases or conditions: [**]."

    (f)  SECTION 1.66.


         (a) MODIFIED CROSS-REFERENCES. The cross reference for the following terms shall be modified as follows:

              DEFINITIONS                        SECTION

              Failed QT                          2.8(c)(v)

         (b) DELETED CROSS REFERENCES. The cross references for the following terms shall be deleted:

              [**]
              Replacement Period
              Replacement Pool
              Replacement QT

         (c) NEW CROSS REFERENCES. The following cross references shall be added to Section 1.66:

              DEFINITIONS                        SECTION

              Amendment No. 5                    1.67(a)
              Bayer [**] Royalty Products        5.5(c)
              Excess Pool                        2.8(c)(v)
              Excess QT                          2.8(c)(v)
              Known to Bayer                     1.67(f)
              Known to Millennium                1.67(c)
              Lilly                              2.4(d)(i)

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

              Lilly Cardiovascular Agreement     2.4(d)(ii)
              Post-Term Period                   2.8(c)(v)
              Restenosis                         1.12(c)
              Specific Data                      1.67(f)
              Success Fee Overpayment            5.4(d)
              Urinary Incontinence               1.12(f)

    (g)  SECTION 1.67.  The Agreement is hereby amended by adding the following
    Section 1.67 at the end of Article I:


         "SECTION 1.67 FURTHER DEFINED TERMS. The following additional terms shall have the meanings set forth below:

         (a) "AMENDMENT EFFECTIVE DATE" means September 7, 2001, the effective date of Amendment No. 5 to this Agreement ("Amendment No. 5").

         (b) "DROPPED GENES" means each gene for which activities in the Discovery Program have been terminated prior to such gene reaching QT status, based on a determination [**] in the Discovery Program, it being understood that a gene that is temporarily on hold shall not be a Dropped Gene.

         (c) "MILLENNIUM [**] FAILURE" means, with respect to a [**], (i) a failure by Millennium (or any person acting on Millennium's behalf) to discover that the claims giving rise to [**] were in the Public Domain or Known to Millennium (as defined below), where such information was readily available to Millennium at the time it filed the patent application(s) covering [**], or (ii) the failure by Millennium (or any person acting on Millennium's behalf) to pay required filing, issue, maintenance, annuity or renewal fees on any patent applications/patents covering [**]. As used above, the term "Known to Millennium" means knowledge that [**] claims were the subject of a patent application filed by a third party known to such persons to have an invention date superior to Millennium's invention date, where Millennium is entitled to use such information in relation to patent filing decisions. For the purpose of determining whether or not the [**] claims are in the Public Domain or are Known to Millennium, neither (x) a disclosure of the [**] without [**] (as defined below) [**], nor (y) a disclosure of a [**] without disclosure of the [**], will satisfy the foregoing tests for determining [**].

         (d) "NEW SCIENTIFIC DATA" means, with respect to a Dropped Gene, information generated internally by Bayer or available in the Public Domain, that (i) was not available prior to the date upon which such gene became a Dropped Gene, (ii) is specific to such Dropped Gene, and
         (iii) is [**] as it relates to a [**] in a [**].

         (e) "NOVEL [**] PROTEIN" means a target for Small Molecule drug discovery (i) which is not a [**] or [**], (ii) for which [**] the [**] and [**] is in the [**], (iii) which has [**], and (iv) for which Millennium shall have filed a patent application covering and claiming [**], it being understood that the Program Directors shall have the discretion set forth in Section 2.8(a)(iv).

         (f) "[**]" means, with respect to a potential QT, [**] claims ([**]) which, at the earlier of the filing of a patent application claiming [**] or the time of nomination of the applicable QT, (i) are not in the Public Domain, and (ii) are not Known to Bayer (as defined below). As used above, "Known to Bayer" means that the [**] claims ([**]) are, at the earlier of the filing of such patent application or such nomination, already the subject of a patent application filed by Bayer. For the purpose of determining whether or not the [**]claims are in the Public Domain or are Known to Bayer, neither (x) a disclosure of the [**] without [**], nor (y) a disclosure of a [**] without disclosure of the [**], will satisfy the foregoing tests for determining [**]. As used in this Agreement, "[**]" shall mean [**] that reasonably [**], including, without limitation, one or more of the following types of [**]: (1) [**]; (2) [**]; (3) [**]; (4) [**]; (5) [**]; (6) [**]; (7)
         [**]; (8) [**]; (9) [**]; (10) [**]; (11) [**], (12) [**]; (13) [**];
         (14) [**]; (15) [**]; (16) [**]; (17) [**]; (18) [**]; (19) [**]; (20)
         [**]; (21) [**]; and (22) [**]. [**] or [**] shall not qualify alone or in combination as [**].

3.  ARTICLE II - DISCOVERY PROGRAM; SELECTED QTS

    (a)  SECTION 2.4

         (i) SECTION 2.4(d). Section 2.4(d) of the Agreement is hereby amended by deleting such section in its entirety and substituting the following in its place:

         "(d) DISCOVERY PROGRAM LIMITATIONS. Notwithstanding any provisions of this Agreement, including without limitation Section 2.3 hereof, the Parties acknowledge that:

              (i) Millennium is currently a party to an agreement with [**] certain areas of [**] which contains restrictions relating to Millennium's undertaking of genomic research activities designed primarily to yield biological molecules likely to be useful as targets or as pharmaceutical products in [**] based upon (A) mechanisms of [**], (B) [**] mechanisms, and (C) [**] mechanisms ((i), (ii) and (iii), collectively, the [**] Mechanism Activities"). Millennium represents and warrants that the Research Plan does not, as of the Effective Date, encompass [**] Mechanism Activities in any manner that would be in violation of or inconsistent with Millennium's obligations under the [**] [**]. The [**] was amended on December 22, 1998, to permit Millennium to [**] to undertake genomic research activities, pursuant to this Agreement, to yield biological molecules likely to be useful as targets for Small Molecules for the treatment of [**], based upon the [**] mechanisms and/or [**]mechanisms. Millennium agrees that, [**], it shall provide written notice to Bayer (including a description, [**] and such [**].

              (ii) Millennium is currently a party to an agreement with [**] in certain areas of [**] (the "[**]") which contains restrictions relating to Millennium's undertaking of genomic research activities designed primarily to yield biological molecules likely to be useful as targets or as pharmaceutical products in [**] (as defined therein to include [**] mechanisms associated with [**]. The [**] was amended on March 23, 1999, to permit Millennium to [**] to undertake genomic research activities, pursuant to this Agreement, to yield biological molecules likely to be useful as targets for Small Molecules for the treatment of [**] (as defined above in this clause (ii))."

         (ii) SECTION 2.4(e). Section 2.4(e) of the Agreement is hereby amended by deleting such section in its entirety and substituting the following in its place:

         "(e) NO NEW RESTRICTIONS. Millennium agrees that, from and after the Execution Date, it shall not enter into any agreements, or transfer Know-How or any other assets to any of its Affiliates, that would, in either case, restrict or limit its or

         Bayer's rights or ability to conduct the Discovery Program, as contemplated in the Research Plan as of the Effective Date and as amended from time to time (including the amendments to the Research Plan made pursuant to Amendment No. 5), such as an agreement not to engage in the types of target discovery activities contemplated by the Research Plan."

         (iii) SECTION 2.4(f). Section 2.4 of the Agreement is amended by adding the following subsection at the end of such section:

         "(f) OPTIMIZATION OF ACTIVITIES. Each of the Parties will empower its Program Director to act as a general manager for such Party in the Discovery Program. As such, the Program Directors will have the authority to define approaches and activities that will optimize achievement of the goals of the Discovery Program and the authority to shift resources within the Discovery Program in order to [**] a [**] of [**] (it being understood that it is not the intent to alter the legal standard imposed on the Millennium in Article II of this Agreement). At the first meeting of the Joint Steering Committee following the Amendment Effective Date, the Program Directors will make specific recommendations for the operational changes to the Discovery Program that they believe will optimize [**] of the Discovery Program."

    (b) SECTION 2.7. Section 2.7 of the Agreement is amended by adding the following subsection at the end of such section:


                   "(e) DROPPED GENES. On a regular basis during the course of the Discovery Program, the Program Directors shall review the Discovery Program activities in order to identify any Dropped Genes, provided that [**] in the Discovery Program (it being understood that a gene that is temporarily on hold shall not be a Dropped Gene). Notwithstanding the provisions of Section 2.3 of this Agreement, Millennium shall have the right to conduct internal research and development activities within the CFAs (as well as collaborate thereon with academic, research or other non-commercial institutions) with respect to Dropped Genes during the Program Term. Subject to the limitation on the number of QTs which Bayer is permitted to select from the Selectable QT Pool, Bayer shall have the right, at any time during the Program Term, to designate Dropped Genes for inclusion in the Discovery Program if Bayer can present New Scientific Data relating to such Dropped Gene. If, pursuant to the preceding sentence, Bayer designates a Dropped Gene for inclusion in the Discovery Program, Millennium will, within fifteen (15) days after such designation, disclose to Bayer in writing the stage of Millennium's development of such Dropped Gene. In the event that Millennium has not, prior to the date of such designation, developed a Configured Assay with respect to such Dropped Gene and initiated high throughput screening for such Dropped Gene, Bayer shall have the right to include the Dropped Gene in the Discovery Program on the same basis as if such gene had not constituted a Dropped Gene. In the event that Millennium has, prior to the date of such designation, developed a Configured Assay with respect to such Dropped Gene and initiated high throughput screening, Bayer shall, within fifteen (15) days after

    Millennium's disclosure relating to the development status of such Dropped Gene, either select the Dropped Gene as a QT or elect to maintain its status as a Dropped Gene at all times thereafter. If Bayer selects the Dropped Gene as a QT, (x) Bayer shall pay Millennium a success fee for the Configured Assay with respect to such QT, and (y) the non-exclusive license set forth in Section 3.2 of this Agreement and the Millennium covenant not to sue set forth in Section 3.5 of this Agreement shall apply as though such QT were a Returned QT and shall be limited to Millennium Know-How (and corresponding Millennium Patent Rights) generated by Millennium prior to the development of the applicable Configured Assay and to the Configured Assay. In the case that Millennium uses commercially reasonable efforts over a period of at least [**] but fails to develop a Configured Assay for a Dropped Gene, the same general principles shall apply to any alternative drug discovery activities undertaken by Millennium and the rights of Bayer with respect to such Dropped Gene. For example, if, in any such case, Millennium identifies a lead structure through rational drug design without the aid of a Configured Assay, Millennium shall be deemed to have developed a Configured Assay and initiated a high-throughput screen."

    (c)  SECTION 2.8.

         (i) SECTION 2.8(a). Section 2.8(a) of the Agreement is hereby amended by adding the following subsection at the end thereof:

              "(iv) [**]. Unless otherwise agreed by the Program Directors, Millennium shall have filed a patent application covering and claiming [**] of a [**] at or prior to the designation of [**] as a QT."

         (ii) SECTION 2.8(c)(v). Section 2.8(c)(v) of the Agreement is hereby amended by deleting such subsection in its entirety and by substituting the following in its place:

              "(v) EXCESS POOL. For the purposes of providing a pool of potential available QTs for Selected QTs for which Assay Configuration Activities are being undertaken as of the expiration of the Fifth Contract Year, a limited number of QTs ("Excess QTs") shall remain in the QT Pool (the "Excess Pool") for a period ending on the earlier of (x) [**]after the date of the final selection by Bayer from the Selectable QT Pool, or (y) [**] (the "Post-Term Period"). The number of QTs in the Excess Pool shall be equal to (A) the number of Selected QTs for which Assay Configuration Activities are being undertaken as of the expiration of the Fifth Contract Year, multiplied by (B) a fraction, (i) the numerator of which is the total number of Failed QTs (as defined below) through the end of the Fifth Contract Year, and (ii) the denominator of which is the total number of Selected QTs through the end of the Fifth Contract Year. In the event that the QT Pool contains more QTs than the number to be included in the Excess Pool (as determined in accordance with the preceding sentence), as necessary from time to time Bayer shall designate those QTs that it wishes to remain in the Excess Pool. In the event that there is an insufficient number of QTs in the Excess Pool to serve as Excess QTs during the Post-Term Period, Millennium shall use commercially reasonable efforts to identify a sufficient number of QTs (other than Waived QTs) to serve as Excess QTs, PROVIDED THAT Millennium's obligation to provide Excess QTs shall terminate on [**], except as provided below. In the event that the Program Term is extended pursuant to Section
              2.11 and a QT selected by Bayer in the Sixth Contract Year becomes a Failed QT after [**], Millennium shall use commercially reasonable efforts to identify an Excess QT. As used above, a "Failed QT" means a Selected QT which, despite reasonable commercial efforts, is not able to be developed into a Configured Assay within [**] if a Party requests the other Party to assist it in [**], as provided in Section 2.9(a)(i)) (or, in either case, such shorter or longer period as the Program Directors may determine by mutual agreement) of the Selected QT Designation Date for such QT."

         (iii) SECTION 2.8(e). Section 2.8(e) of the Agreement is hereby amended by deleting such subsection in its entirety and by substituting the following in its place:

              "(e) FAILED QTS. Bayer shall be entitled to retain rights to any Failed QT (e.g., [**]). If Bayer does not elect to retain rights to such Failed QT, the Failed QT shall be returned to the Holding Pool where it shall remain until [**] from its designation as a Failed QT. Within such period, Bayer shall have the right to undertake research activities with respect to such Failed QT (i.e. [**] for such Failed QT) and re-select the Failed QT; if Bayer re-selects such Failed QT within such period, the Failed QT shall become a new Selected QT and, notwithstanding [**] a success fee shall be payable with respect thereto as of the date of such re-selection. If Bayer does not re-select the Failed QT within such period, it shall be deemed a Waived QT. For purposes of determining the number of QTs Bayer may select during the Program Term, a Failed QT shall not be counted towards the maximum number of selections Bayer is entitled to make, unless Bayer elects to retain it or re-selects it.

4. ARTICLE III - BAYER AND MILLENNIUM RIGHTS AND OBLIGATIONS RELATING TO SELECTED QTS


    (a) SECTION 3.1. Section 3.1 of the Agreement is hereby amended by adding the following subsection to the end thereof:


                   "(c) SPECIAL LIMITATIONS RELATING TO NOVEL [**] PROTEINS. Notwithstanding the provisions of Section 3.1(a) and 3.2(a), the license grants with respect to each Novel

    [**] Protein set forth in Sections 3.1(a) and 3.2(a) shall apply and be limited specifically to the CFA or CFAs which is/are [**] (i.e., shall be limited to researching, developing, making, having made, importing, using, having used, offering for sale, selling and having sold products labeled for indications within the CFA or CFAs which is/are [**]), PROVIDED THAT on or before the date that such Novel [**] Protein is designated as a QT, Bayer shall have the option (exercisable by providing written notice to Millennium on or prior to such designation date), to extend the scope of such licenses to the Field. In the event that, during the Program Term, Millennium discovers [**] within an [**] for a Novel [**] Protein, Millennium shall disclose [**] to Bayer and the foregoing licenses will be expanded to apply to the CFA which is [**], provided that Millennium shall have filed a patent application covering and claiming [**]. In the event that, during the Program Term, Millennium discovers [**] outside [**] for a Novel [**] Protein, Millennium may, in its sole discretion, disclose [**] to Bayer and the Parties may, by mutual agreement, expand the foregoing licenses to [**] which is [**]."

    (b) SECTION 3.2. Section 3.2(d) of the Agreement is hereby amended by adding the following the subsection at the end thereof:

                   "(v) SPECIAL PROVISIONS RELATING TO NOVEL [**] PROTEINS. With respect to a Returned QT which is a Novel [**] Protein, Millennium's option to obtain a license from Bayer under Bayer's rights in Bayer Returned QT Know How and Bayer Returned QT Patent Rights shall be limited to the CFAs and disease areas which were, at the time such Novel [**] Protein became a Returned QT, the subject of the license grant by Millennium to Bayer as set forth in Section 3.1(c). Furthermore, in the event that a Millennium [**] Failure occurs with respect to a Novel [**] Protein and Bayer elects to designate the relevant Selected QT as a Returned QT because of such failure, the [**] by Millennium to Returned QTs, as well as the [**] by Millennium under this subsection
                   (d), shall [**]."

    (c) SECTION 3.5. Section 3.5 of the Agreement is hereby amended by adding the following at the end thereof:

                   "With respect to a Returned QT which is a Novel [**] Protein, the foregoing covenant not to sue shall be limited to the CFAs [**]which were, at the time such Novel [**] Protein became a Returned QT, the subject of the license grant by Millennium to Bayer as set forth in Section 3.1(c)."

5.  ARTICLE V - FINANCIAL PROVISIONS

    (a) PRIOR SUCCESS FEE PAYMENTS. Pursuant to the provisions of Section 5.4 of the Agreement, Bayer has paid to Millennium $[**] in success fees for QTs entered into the Selectable QT Pool through April 30, 2001; such payments shall be considered final and shall

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not be subject to any adjustment or repayment. As reflected in Section 3(c)(ii)
and (iii) and Section 5(b) of this Amendment No. 5, the replacement and refund provisions of the Agreement will be eliminated for all QTs entered into the Selectable QT Pool, PROVIDED THAT Millennium's obligation to establish the Excess Pool [**] shall remain in effect, as provided in Section 2.8(c)(v) of the Agreement. As provided in subsection (b) below, effective as of May 1, 2001, success fee payments shall be payable by Bayer in consideration of Configured Assays that are developed from QTs and not in consideration of QTs entered into the Selectable QT Pool.

    (b) SECTION 5.4. Effective as of May 1, 2001, Section 5.4 of the Agreement is hereby amended by deleting Section 5.4 in it entirety and by substituting the following in its place:

         "Section 5.4 SUCCESS FEES.

         (a) SUCCESS FEE PAYMENT AMOUNTS. Subject to the provisions of subsection (b), Bayer shall pay Millennium a success fee of [**] for each Configured Assay developed on or after May 1, 2001 from a QT. Except as provided below, such payments shall be deemed to be earned on the last business day of the month during which a Configured Assay is developed, and the success fee shall be payable within thirty (30) days after such payment is deemed to be earned.

         (b) MAXIMUM SUCCESS FEES. The maximum amount of success fees payable by Bayer to Millennium shall be subject to the following periodic maximum limitations:


         --------------------------------- -----------------------------------
                   PERIOD                                  MAXIMUM AMOUNT OF
                                                             SUCCESS FEES
         --------------------------------- -----------------------------------
         --------------------------------- -----------------------------------
         May 1, 2001 - December 31, 2001   $[**]

         --------------------------------- -----------------------------------
         --------------------------------- -----------------------------------
         2002 $[**] plus any unutilized amounts from the May 1, 2001 - December 31, 2001 period
         --------------------------------- -----------------------------------
         --------------------------------- -----------------------------------
         2003                              $[**] plus any unutilized amounts
                                           from all prior periods[**]
         --------------------------------- -----------------------------------
         --------------------------------- -----------------------------------
         2004                              Any unutilized amounts from all
                                           prior periods
         --------------------------------- -----------------------------------
         --------------------------------- -----------------------------------
         2005                              Any unutilized amounts from all
                                           prior periods
         --------------------------------- -----------------------------------

         (c) PAYMENT OF EXCESS SUCCESS FEES. In the event that a success fee is owed but payment of such success fee would exceed the limitations set forth in subsection (b), the payment of such excess success fee shall be paid within the first three months of the next period, it being understood that the maximum success fee for such next period shall

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

    apply to such next period. For the avoidance of doubt, Bayer will in no event from May 1, 2001 through the remainder of the term of this Agreement be obligated to pay success fees in excess of [**].

         (d) SUCCESS FEE OVERPAYMENTS. In Bayer's sole discretion, Bayer may, in any given period, pay Millennium an amount in excess of the amount of success fees owed by Bayer during such period up to the maximum limitation for such period (a "Success Fee Overpayment"). Bayer may, in its discretion, apply the Success Fee Overpayment to success fee payments owed in subsequent periods. Any Success Fee Overpayments outstanding (i.e. not applied to actual payments owed by Bayer to Millennium) after [**] in the event of the extension of the Program Term pursuant to Section 2.11 of this Agreement) shall be repaid promptly by Millennium."

    (c) SECTION 5.5. Section 5.5 of the Agreement is hereby amended by adding the following paragraph to the end of such section:

         "Notwithstanding the Base Royalty rates set forth above, with respect to Bayer Royalty Products derived from [**] accepted by Bayer as QTs prior to May 1, 2001 ("Bayer NAP Royalty Products"), the Base Royalty shall be adjusted as follows (while the Reduced Royalty rates shall remain the same as for Bayer Royalty Products derived from [**]):

         ---------------------------------- -------------------------
         ANNUAL SALES VOLUME OF BAYER [**]  BASE ROYALTY
         Royalty Products
         ---------------------------------- -------------------------
         ---------------------------------- -------------------------
         [**]                               [**]%

         ---------------------------------- -------------------------
         ---------------------------------- -------------------------
         [**]                               [**]%

         ---------------------------------- -------------------------
         ---------------------------------- -------------------------
         [**]                               [**]%

         ---------------------------------- -------------------------

         The royalties payable with respect to Bayer [**] Royalty Products will be payable solely on Net Sales of such Bayer [**] Royalty Products [**]which fall within [**] which are the [**] of the [**] of this Agreement. In order to enable the Parties to [**] of Bayer [**] Royalty Products in the [**], the Parties shall, within ninety (90) days after the designation by Bayer of the first Development Candidate based upon a QT derived from [**], agree upon a mechanism for [**] of Bayer [**] Royalty Products generally. If the Parties are unable to reach agreement upon such a mechanism within such 90 day period, the Parties will refer the issue to a mutually acceptable third party for resolution (and, failing agreement upon the selection of such a third party, to arbitration pursuant to Section 10.4 of this Agreement). In the event that a Millennium [**] Failure occurs which results in there being no patent protection on [**] of the applicable [**], Bayer shall have the right to sell Bayer [**] Royalty Products derived from [**] without [**] to Millennium of [**] above."

6.  ARTICLE VI - INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS

    (a) SECTION 6.2. Section 6.2 of the Agreement is hereby amended by adding the following subsection at the end of such section:

         "(d) [**] PATENTS. Except as otherwise provided in Sections
6.2(b) and 6.2(c), Millennium shall have responsibility for deciding to file, preparing, filing and prosecuting patents applications relating to [**] claims for [**]. From and after the date that [**] is designated as a QT, or from and after the date Millennium discovers [**] within [**] during the Program Term for such [**], (i) Millennium and Bayer shall mutually agree upon [**] in such [**] in [**], and (ii) Millennium will advise Bayer of any material issues which arise during the [**] of such [**] in [**], and the Parties shall analyze the impact of such material issues."

7.  Article II - Term and Termination

    (a) SECTION 9.7(a). Section 9.7(a) of the Agreement is hereby amended by deleting the words "Replacement QTs" in the next to last line thereof and by substituting the words "Excess QTs" in their place.

8.  EXHIBIT A - QT QUOTAS

    (a) PARAGRAPH A(1). For each of calendar years 2001, 2002, and 2003 (through October 31, 2003), the objectives, set forth in Paragraph A(1) of EXHIBIT A to the Agreement, for QTs entered into the Selectable QT Pool shall be adjusted among the various CFAs as follows:

         -------------- -------------------- ------------------------
         CFA            Calendar Year 2001   Calendar Years 2002-3
         -------------- -------------------- ------------------------
         -------------- -------------------- ------------------------
         [**]           [**]                 [**]
         -------------- -------------------- ------------------------
         -------------- -------------------- ------------------------
         [**]           [**]                 [**]
         -------------- -------------------- ------------------------
         -------------- -------------------- ------------------------
         [**]           [**]                 [**]
         -------------- -------------------- ------------------------
         -------------- -------------------- ------------------------
         [**]           [**]                 [**]
         -------------- -------------------- ------------------------
         -------------- -------------------- ------------------------
         [**]           [**]                 [**]
         -------------- -------------------- ------------------------
         -------------- -------------------- ------------------------
         [**]           [**]                 [**]
         -------------- -------------------- ------------------------
         -------------- -------------------- ------------------------
         [**]           [**]                 [**]
         -------------- -------------------- ------------------------

    Notwithstanding the foregoing, the Joint Steering Committee will have the right to modify the objectives for calendar years 2002 and 2003 prior to the commencement of such calendar years.

    (b) PARAGRAPH A(2). For each of calendar years 2001, 2002 and 2003 (through October 31, 2003), the quotas, set forth in Paragraph A(2) of Exhibit A to the Agreement, for the numbers of QTs entered into the Selectable QT Pool shall be adjusted among the various CFAs as follows (it being understood that the quotas may be increased with the consent of Bayer):

    ------ ------------------- ------------------- ------------------
    CFA    Calendar Year 2001  Calendar Year 2002  Calendar Year 2003
    ------ ------------------- ------------------- ------------------
    ------ ------------------- ------------------- ------------------
    [**]              [**]                [**]                [**]
    ------ ------------------- ------------------- ------------------
    ------ ------------------- ------------------- ------------------
    [**]              [**]                [**]                [**]
    ------ ------------------- ------------------- ------------------
    ------ ------------------- ------------------- ------------------
    [**]              [**]                [**]                [**]
    ------ ------------------- ------------------- ------------------
    ------ ------------------- ------------------- ------------------
    [**]              [**]                [**]                [**]
    ------ ------------------- ------------------- ------------------
    ------ ------------------- ------------------- ------------------
    [**]              [**]                [**]                [**]
    ------ ------------------- ------------------- ------------------
    ------ ------------------- ------------------- ------------------
    [**]              [**]                [**]                [**]
    ------ ------------------- ------------------- ------------------
    ------ ------------------- ------------------- ------------------
    [**]              [**]                [**]                [**]
    ------ ------------------- ------------------- ------------------

    Notwithstanding the foregoing, the Joint Steering Committee will have the right to modify the quotas for calendar years 2002 and 2003 prior to the commencement of such calendar years.

    (c) PARAGRAPH C. As of the Amendment Effective Date, Paragraph C of Exhibit A to the Agreement shall be deleted in its entirety.

    (d) NEW PARAGRAPH C. As of the Amendment Effective Date, the following new Paragraph C shall be added to Exhibit A:


    C. ANTICIPATED [**]. For the period from May 1, 2001 through December 31, 2001 and for calendar years 2002, 2003 and 2004, the Parties anticipate that the following number of [**]:

------- -------------- ---------------- ---------------- ----------------
          5/01-12/31    Calendar Year    Calendar Year    Calendar Year
             2001           2002             2003             2004
------- -------------- ---------------- ---------------- ----------------
------- -------------- ---------------- ---------------- ----------------
[**]         [**]           [**]             [**]             [**]
------- -------------- ---------------- ---------------- ----------------

9.  EXHIBIT B - RESEARCH PLAN

    (a)  RESEARCH PLAN AMENDMENT. Within ninety (90) days after the
    Amendment Effective Date, the Parties shall prepare and submit to the Joint Steering Committee for approval an amended Research Plan reflecting the changes in the Discovery Program set forth in this Amendment No. 5. The amended Research Plan will include a general outline of the research to be conducted, including research approaches and goals for the modified and new CFAs, target classes for database mining, and an outline of the tissue acquisition process for obtaining sequencing information and expression profiling, and key collaborations in the modified and new CFAs. The amended Research Plan shall constitute the "Research Plan" under the Agreement.

10. PROVISIONS RELATING TO SPECIFIC QTS

    (a) [**].

         (i) QTS WITH NEW CFAS. The Parties acknowledge that each of QTs [**] became QTs on the basis of a Disease/Therapeutic Hypothesis in the former CFA of [**] and that the Disease/Therapeutic Hypothesis for such QTs has been changed to a CFA other than [**] (the "New CFA QTs"). With respect to the New CFA QTs, the Parties agree that Bayer will have the exclusive right to pursue such QTs in all disease areas other than the former CFAs of [**] and the non-exclusive right to pursue such QTs in the former CFAs of [**]. Accordingly, with respect to the New CFA QTs, the license granted to Bayer under Section 3.1 of the Agreement shall be limited to disease areas other than [**] and the license granted to Bayer and the retained rights of Millennium set forth in Section 3.2 of the Agreement shall apply to the former CFAs of [**]. Further, in the event that a New CFA QT becomes a Returned QT, the option granted to Millennium under Section 3.2(d) shall apply. Unless and until a New CFA QT becomes a Returned QT, [**] set forth in [**] shall apply to such New CFA QT.


         (ii) [**]. If, prior to the end of the Program Term, Millennium intends to [**] receive marketing rights to Small Molecule Drugs for [**] discovered through the use of a [**], whether as part of a stand alone program relating to such [**] or as part of a broader relationship encompassing such [**] and other projects (a "[**] Opportunity"), Millennium shall [**] as to whether it has [**] shall include information reasonably necessary [**] with respect to such [**]. If, during the [**] discussing [**], the Parties shall [**] on such terms as may be mutually agreeable. If (a) [**] in [**] such [**]

         , or (b) [**], but the Parties are unable to reach mutual agreement with respect to [**], Millennium shall be free, during the [**] commencing as of the end of the [**] or the end of the [**], to enter into a transaction relating to such [**]. The Parties recognize [**] transaction relating to such [**], numerous factors may be taken into account and given appropriate weight, including without limitation, [**] in the relevant markets. If Millennium [**] subsequent commercial transactions relating to [**].

         (iii) RETURNED OR FAILED QTS. The Parties acknowledge that QT [**] became a Returned QT as of [**] and that QT [**] became a Returned QT as of [**] The Parties also acknowledge that each of QTs [**] became Failed QTs.

    (b)  [**]

         (i) [**]QTS. The Parties acknowledge that QTs [**] will remain QTs for the [**] CFA [**]. In addition, the Parties will continue research under the Discovery Program on those Druggable Targets set forth on APPENDIX A to this Amendment No. 5 as Druggable Targets under consideration, as of [**], as QTs for the [**] CFA based on a potential Disease/Therapeutic Hypothesis [**].

         (ii) RETURNED OR FAILED QTS. The Parties acknowledge that QT [**] became a Returned QT as of [**] and that QT [**] became a Returned QT as of [**] The Parties also acknowledge that QT [**] became a Failed QT.

    (c) [**]. The Parties acknowledge that, as of the Amendment Effective Date, QT [**] will be converted from a Returned QT to a Third Stage QT for the [**] CFA with the understanding that the Third Stage Period will be deemed to have commenced on [**].

11. GENERAL. In all other respects, the Agreement is hereby ratified and confirmed.


                [remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 5 as of the date set forth above.

                               BAYER AG

                               By: /s/ WOLFGANG HARTWIG

                               Title: EVP Research, Bayer AG
                                              ---



                               By: /s/ ARMIN BUCHMEIER

                               Title: SENIOR COUNSEL




                               MILLENNIUM PHARMACEUTICALS, INC.

                               By: /s/ MARK LEVIN

                               Title: CEO

APPENDIX A

[**]